Supplement Dated November 19, 2021
To The Prospectuses Dated April 26, 2021 For

PERSPECTIVE II® and PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective November 19, 2021, your prospectus is revised as follows:

In the section titled “Benefits Available Under the Contracts”, in the “Add-On Death Benefits Available for a Fee” table, the brief descriptions of purpose for the LifeGuard Freedom Flex DB NY and LifeGuard Freedom Accelerator DB NY benefits have been deleted and replaced as described below.

➢    The disclosure in the “PURPOSE” column for LifeGuard Freedom Flex DB NY is deleted and replaced with the following:

“Provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Flex GMWB with the Bonus II Option Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.”

➢    The disclosure in the “PURPOSE” column for LifeGuard Freedom Accelerator DB NY is deleted and replaced with the following:

“Provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for withdrawals.”

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(To be used with JMV18691NY 04/21 and JMV21451NY 04/21)

NFV100420 11/21